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                                                                    EXHIBIT 21.1


                           SUBSIDIARIES OF THE COMPANY

         Set forth below is a list of subsidiaries of the Company. Such companies are incorporated or organized in the jurisdictions indicated. CBS Radio, Inc. and Infinity Media Corporation are each incorporated under the laws of Delaware and are wholly owned subsidiaries of the Company. All other listed companies are included in the Company's combined financial statements.


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
NAME OF CORPORATION                                         JURISDICTION OF            PERCENTAGE OF
-------------------                                         INCORPORATION              VOTING STOCK
                                                            ---------------            OWNED BY THE
                                                                                       COMPANY
                                                                                       -------------
The following companies are direct or
indirect subsidiaries of CBS Radio, Inc.:

         ARS Acquisition II, Inc.                           Delaware                   100.00
         Radio Systems of Miami, Inc.                       Delaware                   100.00
         Radio Systems of Philadelphia, Inc.                Delaware                   100.00
         CBS Radio License Inc.                             Delaware                   100.00
         Professional Broadcasting,                         Virginia                   100.00
         Incorporated
         EZ Charlotte, Inc.                                 Virginia                   100.00
         EZ Kansas City, Inc.                               Virginia                   100.00
         EZ New Orleans, Inc.                               Virginia                   100.00
         EZ Philadelphia, Inc.                              Virginia                   100.00
         EZ Pittsburgh, Inc.                                Virginia                   100.00
         EZ Sacramento, Inc.                                Virginia                   100.00
         EZ Seattle, Inc.                                   Virginia                   100.00
         EZ St. Louis, Inc.                                 Virginia                   100.00
         Radio Data Group, Inc.                             Virginia                    50.00

The following companies are direct or
indirect subsidiaries or Infinity Media
Corporation:

         13 Radio Corporation                               Delaware                   100.00
         Hemisphere Broadcasting Corporation                Delaware                   100.00
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
         Hit Radio, Inc. (inactive)                         New York                   100.00
         C&W Land Corporation (inactive)                    New Jersey                 100.00
         Infinity Broadcasting Corporation of               Delaware                   100.00
         Atlanta
         Infinity Broadcasting Corporation of               Delaware                   100.00
         Boston
         Infinity Broadcasting Corporation of               Delaware                   100.00
         California
         Infinity Broadcasting Corporation of               Delaware                   100.00
         Chicago
         Infinity Broadcasting Corporation of               Delaware                   100.00
         Dallas
         Infinity Broadcasting Corporation of               Delaware                   100.00
         Dallas II (inactive)
         Infinity Broadcasting Corporation of               Delaware                   100.00
         Detroit
         Infinity Broadcasting Corporation of               Delaware                   100.00
         Florida
         Infinity Broadcasting Corporation of               Delaware                   100.00
         Glendale
         Infinity Broadcasting Corporation of               Delaware                   100.00
         Illinois
         Infinity Broadcasting Corporation of               Delaware                   100.00
         Los Angeles
         Infinity Broadcasting Corporation of               Delaware                   100.00
         Maryland
         Infinity Broadcasting Corporation of               New York                   100.00
         Baltimore
         Infinity WLIF, Inc.                                Maryland                   100.00
         Infinity WLIF-AM, Inc.                             Maryland                   100.00
         Infinity WPGC (AM), Inc.                           Delaware                   100.00
         Infinity Broadcasting Corporation of               Delaware                   100.00
         Michigan
         Infinity Broadcasting Corporation of               Delaware                   100.00
         New York
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
         Infinity Broadcasting Corporation of               Delaware                   100.00
         Northern California
         Infinity KFRC-FM, Inc.                             Delaware                   100.00
         Infinity Broadcasting Corporation of               Pennsylvania               100.00
         Pennsylvania
         Infinity Broadcasting Corporation of               Delaware                   100.00
         Philadelphia
         Infinity Broadcasting Corporation of               Delaware                   100.00
         San Francisco
         Infinity Broadcasting Corporation of               Delaware                   100.00
         Tampa
         Infinity Broadcasting Corporation of               Delaware                   100.00
         Texas
         Infinity Broadcasting Corporation of               Delaware                   100.00
         Washington (inactive)
         Infinity Broadcasting Corporation of               Delaware                   100.00
         Washington, D.C.
         Infinity Holdings Corporation of                   Delaware                   100.00
         Chesapeake
         Infinity Broadcasting Corporation of               Delaware                   100.00
         Chesapeake
         Infinity of Chesapeake Licensee                    Delaware                   100.00
         Corporation
         Infinity Holdings Corporation of Ft.               Delaware                   100.00
         Worth
         Infinity Broadcasting Corporation of               Delaware                   100.00
         Ft. Worth
         Infinity of Ft. Worth Licensee                     Delaware                   100.00
         Corporation
         Infinity Holdings Corporation of                   Delaware                   100.00
         Georgia
         Infinity Broadcasting Corporation of               Delaware                   100.00
         Georgia
         Infinity of Georgia Licensee                       Delaware                   100.00
         Corporation
         Infinity Holdings Corporation of                   Delaware                   100.00
         Massachusetts
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
         Infinity WOAZ-FM, Inc.                             Massachusetts              100.00
         Infinity Holdings Corporation of                   Delaware                   100.00
         Orlando
         Infinity KOAI-FM Holdings                          Delaware                   100.00
         Corporation
         Infinity KOAI-FM, Inc.                             Delaware                   100.00
         Infinity KOAI-FM Licensee                          Delaware                   100.00
         Corporation
         Infinity Network, Inc. (inactive)                  Delaware                   100.00
         Infinity Ventures, Inc. (inactive)                 Delaware                   100.00
         Sagittarius Broadcasting Corporation               New York                   100.00
         TDI Worldwide, Inc.                                Delaware                   100.00
         The following companies are direct or
         indirect subsidiaries of TDI
         Worldwide, Inc.:
                  Transportation Displays                   Delaware                   100.00
                  Incorporated
                  Washington Transit                        Washington                 100.00
                  Advertising, Inc.
                  Washington Outdoor                        Washington                 100.00
                  Advertising, Inc.
                  TDI International                         Delaware                   100.00
                  Outdoor Media Network, Inc.               California                 100.00
                  TDI Metro Ltd.                            Ireland                     51.00
                  Roadshow Advertising Ltd.                 Ireland                    100.00
                  Metro Poster Advertising Ltd.             Ireland                    100.00
                  LDI Limited                               UK                         100.00
                  TDI Advertising Ltd.                      UK                         100.00
                  TDI Transit Advertising Ltd.              UK                         100.00
                  TDI Buses Limited                         UK                         100.00
                  Outdoor Images Ltd.                       UK                         100.00
                  TDI Mail Holdings Limited                 UK                          75.00
                  TDI (BP) Limited                          UK                         100.00
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
                  Metrobus Advertising Limited              UK                         100.00
                  TDI (FB) Limited                          UK                         100.00
                  Ripple Vale Holdings, Limited             Virgin Islands             100.00
                  Sky Blue Investments, Limited             New Jersey                 100.00
                  (Jersey)
                  TDI Metro (NI) Limited                    UK                         100.00
                  The Audio House, Inc.                     California                 100.00
                  UCGI, Inc.                                Delaware                   100.00
                  TMRG, Inc.                                Delaware                   100.00
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